New Perspective Fund®

Prospectus Supplement

April 30, 2014

(for prospectus dated December 1, 2013)

The following is added to the paragraph titled “The Capital SystemSM” in the “Management and organization” section of the prospectus:

Dina N. Perry is no longer managing money in the fund. Noriko H. Chen, Senior Vice President, Capital International Investors, serves as an equity portfolio manager for the fund. Noriko has 24 years of investment experience in total (16 years with Capital Research and Management Company or affiliate). She has 2 years of experience in managing the fund (plus 12 years as an investment analyst for the fund).

Keep this supplement with your prospectus.

MFGEBS-086-0414P Printed in USA CGD/AFD/10039-S44117

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY